UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 948-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The preliminary financial information in the section “Estimated Misstatements” in Item 4.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 24, 2019, Baxter International Inc. (“Baxter” or the “Company”) reported that it had commenced an internal investigation into certain intra-Company transactions that impacted the Company’s previously reported non-operating foreign exchange gains and losses.

The Company previously had applied a longstanding convention for the initial measurement of foreign exchange transactions and the subsequent remeasurement of foreign currency denominated monetary assets and liabilities that was not consistent with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Beginning years after the adoption of that convention, certain intra-Company transactions were undertaken, after the related exchange rates were already known, solely for the purpose of generating non-operating foreign exchange gains or avoiding foreign exchange losses. The Company believes that its internal investigation, as it pertains to the evaluation of related financial statement impacts, is now substantially complete.

As a result of the internal investigation, on February 13, 2020, the Company concluded, in consultation with the Audit Committee of its Board of Directors (the “Audit Committee”) and its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), that the Company’s consolidated financial statements as of December 31, 2018 and 2017, for the years ended December 31, 2018, 2017 and 2016, as of and for the interim periods within the years ended December 31, 2018 and 2017 and the interim periods ended June 30 and March 31, 2019, and the related audit and interim review reports of PwC should no longer be relied upon because of misstatements to the Company’s previously reported foreign exchange gains and losses.

Estimated Misstatements

Misstatements of Foreign Exchange Gains and Losses. The second column of the table under “—Impacts of the Misstatements on Income From Continuing Operations Before Income Taxes” below presents preliminary, unaudited estimates of misstatements of the Company’s non-operating foreign exchange gains and losses. The misstatements of foreign exchange gains and losses shown in the table below are not limited to intra-Company transactions undertaken for the purpose of generating foreign exchange gains or avoiding foreign exchange losses after the related exchange rates were already known. Rather, the Company quantified the misstatements to its previously reported foreign exchange gains and losses by initially measuring and subsequently remeasuring its foreign currency denominated cash balances and intra-Company loan receivables and payables using the exchange rates required by U.S. GAAP. The Company also quantified misstatements to its previously reported gains and losses on foreign currency derivative contracts, which used foreign exchange rates determined under its previous exchange rate convention as inputs to the fair value measurements of those contracts.

The Company believes that the use of its previous exchange rate convention to generate non-operating foreign exchange gains and avoid losses had occurred for at least ten years. The cumulative impact of correcting misstatements of non-operating foreign exchange gains and losses identified by the Company relating to earlier periods will reduce the Company’s opening retained earnings.

Other Immaterial Misstatements. In addition to the misstatements described under “—Misstatements of Foreign Exchange Gains and Losses” above, the Company expects to correct certain items, including items that affect operating income and operating cash flows, that were immaterial, individually and in the aggregate, to its previously issued financial statements. Those other immaterial misstatements relate to (i) equipment leased to customers under operating leases, (ii) translation of the financial position and results of operations of the Company’s foreign operations into U.S. dollars, (iii) classification of foreign exchange gains and losses on cash balances and intra-Company receivables and payables in the Company’s consolidated statements of cash flows, (iv) income statement classification of transition services income related to the separation of Baxalta Incorporated in 2015, (v) other miscellaneous adjustments and (vi) the income tax effects of those items. The third column of the table under “—Impacts of the Misstatements on Income From Continuing Operations Before Income Taxes” below presents preliminary, unaudited estimates of the other immaterial misstatements.

Impacts of the Misstatements on Income From Continuing Operations Before Income Taxes. The following table presents the preliminary, unaudited impacts of the misstatements described under “—Misstatements of Foreign Exchange Gains and Losses” and “—Other Immaterial Misstatements” above, on income from continuing operations before income taxes.

The preliminary decrease in income from continuing operations before income taxes for the periods indicated is expected to be as follows (in millions):

	Income from Continuing Operations Before Income Taxes as Previously Reported(1)	Estimate of Foreign Exchange Gain and Loss Misstatements (Unaudited)(2)	Estimate of Other Immaterial Misstatements (Unaudited)(2)	Income from Continuing Operations Before Income Taxes as Restated (Unaudited)
2016	$4,954	$(42)	$2	$4,914
2017	$1,217	$(113)	$(4)	$1,100
2018	$1,693	$(60)	$(17)	$1,616
First Half 2019	$754	$(36)	$(6)	$712

(1)	Amounts for the years ended December 31, 2018, 2017 and 2016 are as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The amount for the first half of 2019 is unaudited and is as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019.
(2)	Represents the estimated impact of the misstatements described under “—Misstatements of Foreign Exchange Gains and Losses” and “—Other Immaterial Misstatements” above.

Restatement of Financial Statements

The Company expects to file restated financial statements and restated financial information, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 as soon as reasonably practicable, but no later than March 31, 2020.

Controls and Procedures

Management has reassessed its conclusions regarding the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 in light of the misstatements described above and has determined that one or more material weaknesses in the Company’s internal control over financial reporting existed, including a material weakness related to foreign exchange gains and losses. The Company expects to report one or more material weaknesses as of December 31, 2019, as well as its related remediation efforts, in its Annual Report on Form 10-K for the year ended December 31, 2019. As a result of the material weakness or material weaknesses, the Company’s disclosure controls and procedures were not effective as of December 31, 2018, March 31, 2019 and June 30, 2019.

As previously disclosed, the Company voluntarily advised the staff of the Securities and Exchange Commission (“SEC”) of the internal investigation and is continuing to cooperate with the staff of the SEC.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with PwC.

Item 7.01	Regulation FD Disclosure.

Fourth-Quarter and Full-Year 2019 Earnings Announcement

The Company continues to expect to report its complete financial results for the third and fourth quarters and full year 2019 as soon as reasonably practicable, but no later than March 31, 2020. The Company expects to announce a date for its earnings conference call in the coming weeks.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to: the investigation of misstatements in previously reported non-operating income related to foreign exchange gains and losses; the Company’s ability to report its financial results for the third and fourth quarters and the full year of 2019 and file its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 and the timing thereof; the financial impacts of the misstatements, including the preliminary financial information disclosed herein; the timing of the restatement of the Company’s financial statements; the impacts of the material weakness or material weaknesses identified as a result of the internal investigation and the Company’s remediation efforts. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: developments in connection with the investigation related to foreign exchange gains and losses, including developments that would expand the scope of the investigation or require the correction of additional misstatements in the previously issued financial statements; future actions of regulatory bodies and other governmental authorities, including the SEC; proceedings related to the investigation of foreign exchange gains and losses; the outcome of pending or future litigation; and other risks identified in Baxter’s most recent filing on Form 10-K and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2020	BAXTER INTERNATIONAL INC.

	By:	/s/ James K. Saccaro
	Name:	James K. Saccaro
	Title:	Executive Vice President and Chief Financial Officer